Exhibit 10.21B

THIRTY-SECOND AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE L.L.C.

This Thirty-Second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite L.L.C. (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.	Customer desires to add relational tables to their existing CSG Vantage Plus environment. Therefore, Attachment 2, added by the parties in the Twentieth Amendment dated December 23, 2002, shall be amended to include the relational tables identified in Attachments A and B attached hereto.

2.	Customer desires to add ***** (**) user IDs with access to CSG Vantage Plus. Therefore, the total number of user IDs with access to CSG Vantage Plus shall be increased from ********** (**) to ************ (**). Customer agrees to pay a total of $***.** per month for the *****fifty (**50) user IDs, which shall increase Customer’s monthly total for all ************ (**) user IDs to $***.**.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE L.L.C. (“CUSTOMER”)

By:	/s/ Edward C. Nafus	By:	/S/ Dr.-Ing. Germar Schaefer
Name:	Edward C. Nafus	Name:	Dr.-Ing. Germar Schaefer
Title:	President, BBS	Title:	SVP, Chief Information Officer
Date:	7/14/04	Date:	7/12/04

ATTACHMENT A

Reports	Report Description
CPPD-004	ORDER FILE UPDATES
CPPE-002	EVENT FILE UPDATES
CPSD-360	SUBSCRIBER MESSAGE AUDIT REPORT
CPIM-016	AUTHORIZATION PROFILES
CPMM-022	SERVICE CODE PENETRATION & CHURN
CPSD-142	ADJUSTMENT CLEARANCE REPORT
CPSD-310	DAILY PAYMENT BATCH RE-CAP
CPSD-036	CREDIT CARD BILLING REPORT
CPSD-312	CREDIT CARD DECLINES REPORT
CPSD-314	CREDIT CARD RE-SUBMIT
CPSD-324	CREDIT CARD PAYMENT REPORT
CPSD-122	DAILY MEMO DUMP
CPSD-130	DAILY CHARGE OFF ACTIVITY
CPSD-148	MISCELLANEOUS ADJUSTMENT RESEARCH REPORT
CPSD-158	MASS ADJUSTMENT FILE/PARAMETER ERROR REP.
CPSD-380	USPS ADDRESS CHANGE SERVICE EXCEPTION
CPSD-144	ADJUSTMENT EXCEPTION REPORT
CPSM-212	DELETED ACCOUNTS
CPWD-026	WORK ORDER STATUS
CPSD-266	MONETARY TRANSFER SUMMARY
CPSD-268	ACCOUNT TRANSFER ACTIVITY
CPIM-112	EQUIPMENT STATUS BREAKDOWN
CPSD-044	UNRECOVERED EQUIPMENT—DAILY
CPSD-140	PPV ADJUSTMENT RESEARCH LOG
CPSD-080	SUBSCRIBER EXCEPTIONS
CPSD-082	SUBSCRIBER EXCEPTIONS (PART 2)
CPSD-084	SUBSCRIBER EXCEPTIONS (PART 3)
CPSD-086	SUBSCRIBER EXCEPTIONS (PART 4)
CPSM-214	CONNECTED DELINQUENT ACCOUNTS
CPSM-216	DISCONNECTED DELINQUENT ACCOUNTS
CPHD-002	HOUSE ADDS
CPSD-110	DAILY LETTERS REPORT
CPMM-302	BASIC SERVICE STATISTICS
CPSD-108	SUBSCRIBER CASH REFUNDS
CPSD-146	MONETARY ACTIVITY SUMMARY
CPSD-022	MONETARY TRAN JOURNAL
CPSM-034	POTENTIAL REFUNDS
CPSD-180	DUPLICATE TAX ID REPORT
CPSD-334	CVI PROCESSING ACTIVITY REPORT
CPWD-008	WORK ORDER ADDS
CPWD-014	WORK ORDERS TO BE SCHEDULED
CPWD-016	WORK ORDERS AGEING
CPWD-020	WORK ORDERS CANCELED
CPWD-042	WORK ORDERS COMPLETED
CPWD-044	CLOSED WORK ORDER SERVICE CODE SUMMARY

ATTACHMENT B

Relational Tables	Report Description
CPID-080	DAILY NON-RESPONDING EQUIPMENT
CPMM-004	TOTAL SERVICE CODE STATISTICS
CPPD-006	EVENT ORDER ENTRY LIST
CPPM-010	EVENT ORDER ROYALTY/USAGE SUMMARY
CPSD-014	MONETARY ENTRY LIST
CPSD-016	LOCKBOX ACCEPTED
CPSD-018	LOCK BOX REJECTED
CPSD-028	UNPOSTED NON-MONETARY ITEMS
CPSD-030	UNPOSTED MONETARY ITEMS
CPSD-100	LEDGER ACTIVITY REPORT
CPSM-300	ACCOUNTS RECEIVABLE JOURNAL
CPSM-302	MONTHLY MONETARY TRANSACTION ACTIVITY
CPSM-304	MONTHLY ADJUSTMENT BY REASON
CPSM-306	PAYMENT ADJUST COMPOSITION REPORT
CPSM-308	MONTHLY EARNED AND UNEARNED REVENUE
CPSM-310	MONTHLY PAYMENT BATCH RECAP
CPWD-012	WORK ORDERS REJECTED
CPWM-048	TROUBLE CALL RESPONSE TIME
CPWM-320	WORK ORDER RESPONSE TIME
CPSD-332	EFT ACTIVITY REPORT

THIRTY-EIGHTH AMENDMENT

TO

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

ECHOSTAR SATELLITE L.L.C.

This Thirty-Eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and EchoStar Satellite L.L.C. (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement dated April 1, 1999, as amended, (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. For the fees set forth in Paragraph 2 below, Customer desires to utilize and CSG desires to provide CSG’s Customer Letter services. Therefore, Schedule A is amended to include Customer Letters.

2. Schedule F shall be amended to include the following fees for CSG’s Customer Letter services:

DESCRIPTION OF ITEM/UNIT OF MEASURE	FREQUENCY	PRICE
Customer Letters (Note 4)
1. Processing – First Physical Page (Black Ink Only with Insertion of Letter Page and Remit Envelope (if any)) (Excludes Paper, Envelopes and Postage) (per letter per system principle) (Note 1)	Monthly	$	***
2. Processing – Additional Physical Page (Black Ink Only with Insertion of Letter Page) (Excludes Paper)	Monthly	$	***
3. Customer Letter Paper – 8 1/2 x 11, 24#, Two Preprinted Colors, Minimum Order Quantity – 500,000 (Note 2)	Per Page	$	***
4. Customer Letter Carrier Envelope – Phase 3.1 Envelope (Note 2)	Per Envelope	$	***
5. Other Customer Letter Envelopes	Per Envelope		Quote
6. Start-up Fee	Per Request		No Charge
7. Custom Paper/Custom Envelope Set-up Fee (Note 3)	Per Request	$	***

Note 1: Pricing for jobs exceeding *** Customer Letters may be quoted at special rates.

Note 2: Paper and envelopes may be quoted should order quantities or specifications change.

Note 3: Customer shall pay the Custom Paper/Custom Envelope Set-up Fee in the event Customer opts to use paper and/or envelopes that require special ordering.

Note 4: CSG shall provide *********** (**) hour turnaround for Customer Letters excluding major holidays.

IN WITNESS WHEREOF, the parties execute this Amendment on the date last signed below.

CSG SYSTEMS, INC. (“CSG”)		ECHOSTAR SATELLITE L.L.C. (“CUSTOMER”)

By:	/S/ Edward C. Nafus	By:	/S/ Dr.-Ing. Germar Schaefer
Name:	Edward C. Nafus	Name:	Dr.-Ing. Germar Schaefer
Title:	Pres, BBS	Title:	SVP, Chief Information Officer
Date:	9/30/04	Date:	9/30/04